EXHIBIT 32.2
SARBANES-OXLEY SECTION 906 CERTIFICATION
     In connection with the Annual Report of United Surgical Partners International, Inc. (the “Company”) on Form 10-K for the period ended December 31, 2007 as filed with the Securities and Exchange Commission (the “Report”), I, Mark A. Kopser, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Mark A. Kopser

-------------------------------------- Mark A. Kopser Chief Financial Officer

February 28, 2008
A signed original of this written statement required by Section 906 has been provided to the
Registrant and will be retained by the Registrant and furnished to the Securities and Exchange
Commission or its staff upon request.